Exhibit 10.1


                               THE 2000 THCG, INC.
                              STOCK INCENTIVE PLAN
                         (as adopted February 15, 2000)


1.       Purpose of the Plan

           This 2000 THCG, Inc. Stock Incentive Plan is intended to promote the interests of the Company and its stockholders by providing certain key individuals, on whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, and who are largely responsible for the management, growth and protection of the business of the Company, with appropriate incentives and rewards to encourage them to continue their Employment with the Company and to maximize their performance and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

2.       Definitions

           As used in the Plan, the following definitions apply to the terms indicated below:

           (a) "Affiliate" shall mean any entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

           (b) "Board of Directors" shall mean the Board of Directors of the Company.

           (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

           (d) "Cause" shall mean, when used in connection with a Participant's Termination of Employment:

                (i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of "Cause," cause will consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise

                (ii) the Participant's Termination of Employment by the Company or an Affiliate on account of any one or more of the following:

                     (A) any failure by the Participant substantially to perform the Participant's Employment duties;

                     (B) any   excessive   unauthorized   absenteeism   by   the
                Participant;

                     (C) any  refusal  by the  Participant  to obey  the  lawful orders of the Board of Directors or any other person or committee to whom the Participant reports;

                     (D) any act or omission by the  Participant  that is or may be injurious to the Company, monetarily or otherwise;

                     (E) any act by the Participant  that is  inconsistent  with the best interests of the Company;

                     (F) the  Participant's  material  violation  of any of the
                Company's  policies,   including,   without  limitation,   those
                policies relating to discrimination or sexual harassment;

                     (G) the  Participant's  unauthorized  (a) removal  from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers


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                or clients of the Company or an Affiliate or (b)  disclosure  to any person or entity of any of the Company's confidential or proprietary information;

                     (H) the  Participant's  commission  of any  felony,  or any other crime involving moral turpitude; and

                     (I) the  Participant's  commission  of  any  act  involving dishonesty or fraud.

           To the extent the definition of Cause herein is determined pursuant to Section 2(d)(ii) hereof, then solely for the purposes of Sections 6(h), 9(e), 10(g) and 11(e) of this Plan the definition of Cause shall be determined only by reference to subsections (C), (F), (G), (H) and (I) of such Section 2(d)(ii).

           Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's Employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's voluntary Termination of Employment or involuntary Termination of Employment without Cause, it is discovered that the Participant's Employment could have been terminated for Cause, such Participant's Employment shall be deemed to have been terminated for Cause. A Participant's Termination of Employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

           (e) "Change in Control" shall mean the occurrence of any of the following:

                (i) a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act shall have occurred, unless such change in control results in control by the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

                (ii) any  "person"  (as such term is used in Sections  13(d) and
           14(d)(2) of the Exchange Act), other than the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

                (iii) during any period of two (2) consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

                (iv) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

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           (f) "Code" shall mean the Internal  Revenue Code of 1986,  as amended from time to time.

           (g) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons. The Committee shall consist solely of individuals who are (or grants shall be made by a subcommittee of two or more persons, each of whom shall be) a "non-employee director" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

           (h) "Company" shall mean THCG, Inc., a Utah corporation, or any successor thereto.

           (i) "Company Stock" shall mean the common stock , par value $0.01 per share, of the Company.

           (j) "Disability" shall mean, except in connection with an Incentive Stock Option, any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant's position (with or without reasonable accommodation) for a period of six consecutive months or, in connection with an Incentive Stock Option, a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

           (k) "Dividend Equivalent Right" shall mean an Incentive Award granted pursuant to Section 14 hereof of a right to receive an amount equivalent to the ordinary cash dividends paid in respect to some or all of the shares of Company Stock underlying an Incentive Award.

           (l) "Employment" shall mean, in the case of a Participant who is not an employee of the Company, the Participant's association with the Company or an Affiliate as a consultant.

           (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (n) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

                (i) If Company Stock is traded on a national securities exchange, (A) the average of the high and low reported sales price regular way per share of Company Stock on the principal national securities exchange on which Company Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of Company Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

                (ii) If Company Stock is not traded on a national securities exchange but quotations are available for Company Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B) if no such quotation is made on such date on the next preceding day (not more than 10 business days prior to the applicable date) on which there were such quotations.

                (iii) If Company Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the 10 business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

           (o) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, Dividend Equivalent Right, share of Restricted Stock, share of Phantom Stock, Stock Bonus, Cash Bonus or other equity-based award granted pursuant to the terms of the Plan.

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

           (p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

           (q) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(d) hereof.

           (r) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and that relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

           (s) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

           (t) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

           (u) "Participant" shall mean any person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, such person's successors, heirs, executors and administrators, as the case may be.

           (v) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

           (w) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to
Section 11 hereof and subject to the terms and conditions contained therein.

           (x) "Plan" shall mean this 2000 THCG, Inc. Stock Incentive Plan, as it may be amended from time to time.

           (y) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6(b) hereof upon the exercise of an Option.

           (z) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

           (aa)   "SAR" shall mean a Tandem SAR, Stand-Alone SAR or LSAR.

           (bb) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

           (cc) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof that is not related to any Option.

           (dd) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 12 hereof.

           (ee) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof that is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

           (ff) "Termination of Employment" shall mean a Participant's Employment by the Company and any Affiliates, or by a corporation assuming Incentive Awards in a transaction to which section 424(a) of the Code applies, coming to an end. The Committee may determine, in its absolute discretion, (i) whether any leave of

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

absence or absence in military or government service constitutes a Termination of Employment for purposes of the Plan, subject to applicable law, (ii) the effect, if any, of any such leave of absence on Incentive Awards granted under the Plan, and (iii) when a change in any Participant's association with the Company constitutes a Termination of Employment for purposes of the Plan.

           (gg) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.       Stock Subject to the Plan

           (a)    Plan Limit

                Subject to adjustment as provided in Section 16 hereof, the Committee may grant Incentive Awards hereunder with respect to a number of shares of Company Stock that in the aggregate does not exceed 5,000,000 shares. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

                (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised (including a cancellation resulting from the exercise of a related LSAR or a Tandem SAR) the shares covered by such Options shall again be available for grant under the Plan.

                (ii) To the extent that any Stand-Alone SARs terminate, expire or are canceled without having been exercised, the shares covered by such Stand-Alone SARs shall again be available for grant under the Plan.

                (iii) To the extent any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted as a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

                Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

           (b)    Individual Limit

                Subject to adjustment as provided in Section 14 hereof, the Committee shall not, during any calendar year, grant any one Participant Incentive Awards hereunder with respect to more than 1,000,000 shares of Company Stock. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. Once granted to a Participant, Incentive Awards shall not again be available for grant to that Participant. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted to any Participant pursuant to the Plan.

4.       Administration of the Plan

           The Plan shall be administered by the Committee. The Committee shall from time to time designate the key individuals who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

           The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties. Except as provided in Section 2(n)(iii), the Committee's determinations

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under  the  Plan  may,   but  need  not,  be  uniform  and  may  be  made  on  a
Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

           The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or Stand-Alone SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

           In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Section 3(a) hereof, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3(a).

           No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

            Notwithstanding anything in the Plan to the contrary, until the Board of Directors shall have appointed the members of the Committee, the Board of Directors shall administer the Plan. In addition, the Board of Directors may, in its sole discretion, at any time and from time to time, grant Incentive Awards or resolve to administer the Plan in which case, to the extent provided in such resolutions, the Board of Directors shall have the powers of the Committee.

5.       Eligibility

           The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those key current and former employees of the Company and its Affiliates (including prospective employees, which Incentive Awards shall be conditioned on the prospective employees actually becoming employees) and certain current and former consultants or other independent contractors (including directors of the Company or any of its Affiliates who are not employees of the Company or any of its Affiliates) to the Company and its Affiliates who are largely responsible for the management, growth and protection of the business of the Company and its Affiliates (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time.

6.       Options

           The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

           (a)    Identification of Options

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                All Options  granted under the Plan shall be clearly  identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

           (b)    Conditions to Issuance and Exercisability

                At the time of the grant of any Options under the Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the issuance or exercisability of the Options, as the Committee, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the issuance or exercisability of any Options, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

           (c)    Exercise Price

                The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Section 6(e), the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies).

           (d)    Term and Exercise of Options

                (i) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing such Option; provided, however, that: (A) if such agreement does not specify the date or dates on which the Option will become exercisable, the shares subject to the Option shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Option is granted; (B) no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and (C) each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                (ii) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in
           Section 6(d)(v) hereof.

                (iii) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement or agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement or agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                     (A) in cash, by certified  check,  bank cashier's  check or wire transfer; or

                     (B) subject to the approval of the Committee,  in shares of
                Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in

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                shares  of  Company  Stock  with the  balance  in  cash,  by certified check, bank cashier's check or wire transfer; or

                     (C) subject to the approval of the Committee, pursuant to a
                "cashless exercise" pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directing (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

                     Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                (iv) Except as otherwise provided in an applicable agreement evidencing an Option, during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an Option (other than an Incentive Stock Option to the extent inconsistent with the requirements of Section 422 of the Code applicable to incentive stock options), permit a Participant to transfer all or some of the Options to (A) the Participant's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

           (e)    Limitations on Grant of Incentive Stock Options

                (i) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of
           Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant: (i) such individual was not an employee of the company, a parent or subsidiary corporation of the Company, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies or (ii) such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and

           (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (f)    Grants of Reload Options

                The Committee may, in its discretion, include in any agreement evidencing an Option (the "Original Option") a provision that a Reload Option shall be granted to any Participant who, pursuant to Section 6(d)(iii), delivers shares of Company Stock in partial or full payment of the exercise price of the Original Option. The Reload Option shall relate to a number of shares of Company Stock equal to the number of shares of Company Stock delivered, and shall have an exercise price-per-share equal to the Fair Market Value of a share of Company Stock on the date of the exercise of the Original Option. In the event that an agreement evidencing an Original Option provides for the grant of a Reload Option, such agreement shall also provide that the exercise price-per-share of the Original Option shall be no less that the Fair Market Value of a share of Company Stock on its date of grant, and that any shares that are delivered pursuant to Section 6(d)(iii) in payment of such exercise price shall have been held for at least six months.

           (g)    Effect of Termination of Employment

                (i) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Option shall be exercisable after the expiration of its term.

                (ii) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Option, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

                (iii) Unless otherwise provided in any agreement evidencing an Option, in the event of a Participant's Termination of Employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

           (h)    Acceleration of Exercise Date Upon Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Option granted under the Plan that is outstanding and unexercisable immediately prior to such Termination of Employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.       LSARs

           The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

           (a)    Benefit Upon Exercise

                (i) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

                (ii) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

           (b)    Term and Exercise of LSARs

                (i) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

                (ii) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section
           (b)(ii)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

                (iii) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreement evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Section 7(a)(i) or (ii) hereof, as applicable.

                (iv) Except as  otherwise  provided in an  applicable  agreement evidencing an LSAR, during the lifetime of a Participant, each LSAR granted to a Participant shall be exercisable only by the Participant and no LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option. The Committee may, in any applicable agreement evidencing an LSAR, permit a Participant to transfer all or some of the LSAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred LSARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of

           Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

8.  Tandem SARs

           The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

           (a)    Benefit Upon Exercise

                The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

           (b)    Term and Exercise of Tandem SAR

                (i) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(i), (A) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (B) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

                (ii) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 6(b)(ii)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

                (iii) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreement evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

                (iv) Except as otherwise provided in an applicable agreement evidencing a Tandem SAR, during the lifetime of a Participant, each Tandem SAR granted to a Participant shall be exercisable only by the Participant and no Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Tandem SAR, permit a Participant to transfer all or some of the Tandem SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
           (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Tandem SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

9.  Stand-Alone SARs

           The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

           (a)    Exercise Price

                The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

           (b)    Benefit Upon Exercise

                (i) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the Stand-Alone SAR.

                (ii) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock on or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in connection with such Change in Control and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the Stand-Alone SAR.

                (iii) All payments under this Section 9(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

           (c)    Term and Exercise of Stand-Alone SARs

                (i) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such Stand-Alone SAR; provided, however, that:
           (A) if such agreement does not specify the date or dates on which the Stand-Alone SAR will become exercisable, the shares subject to the Stand-Alone SAR shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Stand-Alone SAR is granted; (B) no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and (C) each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                (ii) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such

           Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR, together with the payment described in Section 9(b)(i) or 9(b)(ii) hereof.

                (iii) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

                (iv) Except as otherwise provided in an applicable agreement evidencing a Stand-Alone SAR, during the lifetime of a Participant, each Stand-Alone SAR granted to a Participant shall be exercisable only by the Participant and no Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Stand-Alone SAR, permit a Participant to transfer all or some of the Stand-Alone SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Stand-Alone SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

           (d)    Effect of Termination of Employment

                (i) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

                (ii) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate on account of the Disability or death of the Participant (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Stand-Alone SAR, and
           (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

                (iii) In the event of a Participant's  Termination of Employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

           (e)    Acceleration of Exercise Date Upon Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Stand-Alone SAR granted under the Plan that is outstanding and unexercisable immediately prior to such Termination of Employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Restricted Stock

           The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

           (a)    Issue Date and Vesting Date

                At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the Issue Date. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

           (b)    Conditions to Vesting

                At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

           (c)    Restrictions on Transfer Prior to Vesting

                Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

           (d)    Issuance of Certificates

                (i) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                           The  transferability  of  this  certificate  and  the
                shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2000 THCG, Inc. Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and THCG, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of THCG, Inc., 650 Madison Avenue, 21st Floor, New York, New York 10022.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                (ii) Each certificate issued pursuant to Section 10(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

           (e)    Consequences Upon Vesting

                Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 16(b) hereof.

           (f)    Effect of Termination of Employment

                (i) In the event that the Employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Restricted Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such Termination of Employment.

                (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such Termination of Employment immediately shall be forfeited.

           (g)    Effect of Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Restricted Stock which have not vested as of the date immediately prior to such Termination of Employment (including those with respect to which the Issue Date has not yet occurred), or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

11.  Phantom Stock

           The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

           (a)    Vesting Date

                At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the date on which such Phantom Stock was granted. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

           (b)    Benefit Upon Vesting

                Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive, within 30 days after the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock the record date for which occurs during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

           (c)    Conditions to Vesting

                At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

           (d)    Effect of Termination of Employment

                (i) In the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Phantom Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Phantom Stock that have not vested as of the date of such Termination of Employment.

                (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such Termination of Employment immediately shall be forfeited.

           (e)    Effect of Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Phantom Stock which have not vested as of the date immediately prior to such Termination of Employment, or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

12.  Stock Bonuses

           The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

13.  Cash Bonuses

           The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.  Grant of Dividend Equivalent Rights

           The Committee may, in its absolute discretion, in connection with any Incentive Award (other than an award of shares of Phantom Stock), grant a Dividend Equivalent Right entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on the shares of Company Stock covered by such Incentive Award if such shares then were outstanding, during the time such Incentive Award is outstanding and (a) in the case of Options and SARs, during the time such Options or SARs are unexercised or (b) in the case of Restricted Stock and Stock Bonuses, prior to the issue date for the related shares of Company Stock. The Committee shall determine whether any Dividend Equivalent Rights shall be payable in cash, in shares of Company Stock or in another form, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. No Dividend Equivalent Right shall be conditioned on the exercise of any Option or SAR.

15.  Other Equity-Based Awards

           The Committee may grant other types of equity-based awards in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Incentive
Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

16.  Adjustment Upon Changes in Company Stock

           (a)    Shares Available for Grants

                In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate.

           (b)    Outstanding Restricted Stock and Phantom Stock

                Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the

Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(ii) hereof.

                The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

           (c) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights-- Increase or Decrease in Issued Shares Without Consideration

                Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price-per-share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR and the number of any related Dividend Equivalent Rights.

           (d) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Mergers

                Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR, Stand-Alone SAR and Dividend Equivalent Right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR, Stand-Alone SAR or Dividend Equivalent Right would have received in such merger or consolidation

           (e) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Other Transactions

                In the event of (i) a dissolution or liquidation of the Company,
(ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                (A) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the securities and/or other property, including cash received by the holder of a share of Company Stock as a result of such event over (y) the exercise price of such Option or Stand-Alone SAR; or

                (B) provide  for the  exchange  of each  Option  (including  any
           related  LSAR,   Tandem  SAR  or  Dividend   Equivalent   Right)
           and Stand-Alone SAR (including any related Dividend Equivalent Right) outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right and dividend equivalent right with respect to, as appropriate, some or all of the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option or Stand-Alone SAR would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or dividend equivalent right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

                In the event that the Committee does not exercise the discretionary power granted it under this Section 16(e), each Option (including any related LSAR, Tandem SAR or Dividend Equivalent Right) and Stand-Alone SAR (including any related Dividend Equivalent Right) outstanding immediately prior to such event (whether or not then exercisable) shall be converted into an option on or stock appreciation right and dividend equivalent right, as the case may be, to acquire for the same exercise price-per-share the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option or Stand-Alone SAR would have received in such transaction.

           (f) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Other Changes

                In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 16(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (i) the Fair Market Value of Company Stock on the date of such cancellation over (ii) the exercise price of such Option or Stand-Alone SAR.

           (g)  No Other Rights

                Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

17.  Rights as a Stockholder

           No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 16 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

18.  No Special Employment Rights; No Right to Incentive Award

           Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his Employment by the Company or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

           No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

19.  Securities Matters

           (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

           (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

20.  Withholding Taxes

           (a)    Cash Remittance

                Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, or in connection with a Dividend Equivalent Right, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock or a Dividend Equivalent Right, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

           (b)    Stock Remittance

                At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, or a payment in connection with a

Dividend Equivalent Right, in lieu of the remittance required by Section 20(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

           (c)    Stock Withholding

                The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue
Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus or a payment in connection with a Dividend Equivalent Right, in lieu of requiring the remittance required by Section 20(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

21.  Amendment or Termination of the Plan

           The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (a) except as provided in Section 16 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (b) modifies the class of individuals eligible to participate in the Plan or (c) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 21 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

22.  No Obligation to Exercise

           The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

23.  Transfers Upon Death

           Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 23, or in any applicable agreement pursuant to Sections 6(d)(iv), 7(b)(iv), 8(b)(iv), or 9(c)(iv) of the Plan, no Incentive Award shall be transferable, and Incentive Awards shall be exercisable only by a Participant during the Participant's lifetime.

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24.  Expenses and Receipts

           The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25.  Limitations Imposed by Section 162(m)

           Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

           (a) With respect to Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights, the Committee may delay the exercise or payment, as the case may be, in respect of such Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Tandem SAR or Stand-Alone SAR or would receive a payment in respect of a Dividend Equivalent Right at a time when the Participant is a "covered employee," and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

           (b) With respect to Restricted Stock, Phantom Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses and agreements with respect to Phantom Stock, in order to cancel the awards of such Restricted Stock, Phantom Stock and Stock Bonuses (and any related Cash Bonuses or Dividend Equivalent Rights). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.  Failure to Comply

           In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

27.  Effective Date of Plan

           The Plan was adopted by the Board of Directors on February 15, 2000, subject to approval by the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the

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

receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Dividend Equivalent Right or share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved on or before February 15, 2000 then the Plan and all Incentive Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

28.  Term of the Plan

           The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted.

29.   Application of Investment Company Act of 1940

           Any provision of this Plan that would conflict with a provision of the Investment Company Act of 1940, to the extent applicable to the Company or any Affiliate, shall have no force or effect.

30.   Forfeiture of Gain from Awards in Certain Events

           To the extent that a Participant breaches any restrictive covenant applicable to the Participant (such as a noncompetition, nonsolicitation or nondisclosure covenant) within one year after the date on which the Participant exercises an Option, LSAR, Tandem SAR or Stand-Alone SAR, or the date on which any Restricted Stock or Phantom Stock vests, or the date on which the Participant realizes income with respect to any other Incentive Award (each such event, a "Realization Event"), then any gain realized by the Participant from the Realization Event shall be paid by the Participant to the Company immediately upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. To the fullest extent permitted by applicable law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement or otherwise).

31.  Applicable Law

           Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflict of laws.

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